EXHIBIT 10.57

                                    Exhibit D
                         to October Investment Agreement



                                    FORM OF

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                          MOBILE SATELLITE VENTURES LP


     THIS LIMITED PARTNERSHIP AGREEMENT OF MOBILE SATELLITE VENTURES LP (the "Partnership") dated as of [________ __,] 2001 is entered into by and among Mobile Satellite Ventures GP Inc., a Delaware corporation, as General Partner ("General Partner"), the Converting Limited Partners, [Motient Sub] and [TMI Sub] (each individually, a "Limited Partner," and collectively, together with any Additional Limited Partners hereafter admitted to the Partnership in accordance with this Agreement, the "Limited Partners" and together with the General Partner, the "Partners.").

     WHEREAS, Motient, as sole member, formed a limited liability company (the "LLC") pursuant to the Delaware Limited Liability Company Act (6 Del. C. ss. 18-101, et seq., the "LLC Act") by filing a Certificate of Formation on June 16, 2000 with the Secretary of State of Delaware and entering into a limited liability company operating agreement dated as of June 16, 2000; and

     WHEREAS, the Converting Limited Partners were admitted as members of the LLC on June 29, 2000 and the Operating Agreement of the LLC was amended and restated effective as of June 29, 2000 by a certain First Amended and Restated Limited Liability Company Agreement (the "LLC Agreement"); and

     WHEREAS, the members of the LLC and the General Partner approved the conversion of the LLC to a Delaware Limited Partnership in accordance with the terms and conditions set forth in the LLC Agreement and pursuant to Section 18-216 of the LLC Act and Section 17-217 of the Delaware Act, whereupon the members of the LLC and the other Persons listed as LIMITED PARTNERS on Schedule I hereto became Limited Partners of the Partnership and Mobile Satellite Ventures GP, Inc. was admitted as General Partner of the Partnership; and

     WHEREAS, the Note Investors have on the date hereof purchased the Convertible Notes which are convertible into limited partner interests in the Partnership pursuant to their terms; and

     WHEREAS, the Note Investors shall be entitled to vote or take other action on an as-converted basis as provided in this Agreement on the same basis as the Limited Partners; and

     WHEREAS, the General Partner has executed, delivered and filed (or caused to be delivered and filed) the Certificate of Conversion and the Certificate of Limited Partnership pursuant to the terms of Section 17-204 of the Delaware Act; and

     WHEREAS, the parties hereto desire to continue the existence of the Partnership on the terms set forth in this Agreement and in accordance with the October Investment Agreement and the Ancillary Agreements;

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners hereby agree as follows:

                                   ARTICLE I

                                  DEFINED TERMS

Section 1.1 Definitions. Unless the context otherwise requires, the terms defined in this Article I shall, for the purposes of this Agreement, have the meanings herein specified.

     "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 8.4 of the Stockholders' Agreement.

     "Adjusted Capital Account" means, with respect to any Limited Partner, the balance in such Limited Partner's Capital Account, increased by such Limited Partner's share of the Minimum Gain and "partner nonrecourse debt minimum gain" (as defined in Treasury Regulations Section 1.704-2(i)(2)).

     "Adjusted Capital Account Deficit" means, with respect to any Limited Partner, the deficit balance, if any, in such Limited Partner's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

          (i) Credit to such Capital Account any amounts which such Limited Partner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations ss.ss. 1.704-2(g)(1) and 1.704-2(i)(5); and

          (ii) Debit to such Capital Account the items described in Treasury Regulations ss. 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations ss. 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

     "Affiliate" means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Agreement" means this Limited Partnership Agreement of the Partnership, as amended, modified, supplemented or restated from time to time.

     "Ancillary Agreements" has the meaning set forth in the October Investment Agreement.

     "Bankruptcy" means, with respect to any Person, such Person shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for it, or for any substantial part of its property) shall occur; or such Person shall take any action to authorize any of the actions set forth above.

     "Capital Account" means, with respect to any Limited Partner, the account maintained for such Limited Partner in accordance with the provisions of Section
4.4 hereof.

     "Capital Contribution" means, with respect to any Limited Partner, the aggregate of its Initial Capital Contribution, if any, together with any contributions made to the Partnership pursuant to Section 4.1 hereof by such Limited Partner with respect to the Limited Partnership Interest in the Partnership now or hereafter held or purchased by such Limited Partner.

     "Capital Event" means (a) a sale, transfer, or other disposition of all or substantially all the assets of the Partnership or (b) any dissolution and liquidation of the Partnership.

     "Capital Proceeds" means the proceeds received (or in the case of a distribution of the Partnership in kind deemed received if the property were sold for its Gross Asset Value) by the Partnership from a Capital Event but excluding any amounts reasonably determined by the General Partner to be necessary to provide a reasonable reserve for working-capital needs or any other contingencies of the Partnership.

     "Certificate of Conversion" means the Certificate of Conversion of the Partnership and any and all amendments thereto and restatements thereof filed with the office of the Secretary of State of the State of Delaware pursuant to the Delaware Act.

     "Certificate of Limited Partnership" means the Certificate of Limited Partnership of the Partnership and any and all amendments thereto and restatements thereof filed on behalf of the Partnership with the office of the Secretary of State of the State of Delaware pursuant to the Delaware Act.

     "Class A Limited Partners" means Limited Partners holding Class A Preferred Units.

     "Class A Preferred Unit" means a unit of interest in the Partnership with the rights and privileges specified herein for Class A Preferred Units and representing a Percentage Interest equal to one divided by the number of Class A Preferred Units and Common Units then held by all Limited Partners.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any corresponding federal tax statute enacted after the date of this Agreement. A reference to a specific section (ss.) of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Agreement, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Agreement containing such reference.

     "Common Unit" means a unit of interest in the partnership with the rights and privileges specified herein for Common Units and representing a Percentage Interest equal to one divided by the number of Class A Preferred Units and Common Units then held by all Limited Partners.

     "Control Party" means (i) an Affiliate that has direct or indirect majority voting control of a Limited Partner, or (ii) an Affiliate that has a majority of its voting interests held, directly or indirectly, by a Limited Partner or by Persons that have direct or indirect voting control of a Limited Partner.

     "Convertible Notes" has the meaning set forth in the October Investment Agreement.

     "Converting Limited Partner" means the Persons listed on Schedule I hereto who were members of the LLC prior to the date hereof and who hold Class A Preferred Units as a result of the conversion of the LLC to the Partnership.

     "Covered Person" means any Limited Partner, any Affiliate of a Limited Partner or any officers, directors, representatives, shareholders, partners, employees, representatives or agents of a Limited Partner or their respective Affiliates, or any directors, officers, shareholders, partners, employees, representatives or agents of the Partnership or its Affiliates or any liquidating trustee under Section 13.3.

     "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C.ss. 17-101, et seq., as amended from time to time.

     "Depreciation" means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such Fiscal Year or other period; provided, however, that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction with respect to such asset for such Fiscal Year or other period bears to such beginning adjusted tax basis; and provided further, that if the federal income tax depreciation, amortization or other cost recovery deduction for such Fiscal Year or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

     "Fiscal Year" means (i) the period commencing upon the formation of the Partnership and ending on December 31, 2001, (ii) any subsequent twelve (12) month period commencing on January 1 and ending on December 31, or (iii) any portion of the period described in clause (ii) of this sentence for which the Partnership is required to allocate Profits, Losses and other items of Partnership income, gain, loss or deduction pursuant to Article VII hereof.

     "General Partner" shall mean Mobile Satellite Ventures GP, Inc., or any Person who or which, at the time of reference thereto, has been admitted to the Partnership as a General Partner of the Partnership as a successor to Mobile Satellite Ventures GP, Inc. or as an additional General Partner. "Gross Asset Value" means, with respect to any asset, such asset's adjusted basis for federal income tax purposes, except as follows:

          (i) the initial Gross Asset Value of any asset contributed by a Limited Partner to the Partnership shall be the gross fair market value of such asset, as agreed to by the contributing Limited Partner and the General Partner;

          (ii) the Gross Asset Value of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined in good faith by the General Partner, as of the following times: (a) the acquisition of an additional interest in the Partnership by any new or existing Limited Partner or any other adjustment in the Percentage Interests of the Limited Partners; (b) the distribution by the Partnership to a Limited Partner of more than a de minimis amount of Partnership assets as consideration for such Limited Partner's Limited Partnership Interest; and (c) the liquidation of the Partnership within the meaning of Treasury Regulations ss. 1.704-1(b)(2)(ii)(g); and

          (iii) the Gross Asset Value of any Partnership asset distributed to any Limited Partner shall be the gross fair market value of such asset on the date of distribution, as determined by the General Partner.

If the Gross Asset Value of an asset has been determined or adjusted pursuant to clause (i) or (ii) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

     "Initial Capital Contribution" means, with respect to any Converting Limited Partner, such Limited Partner's Capital Contribution to the LLC as of June 29, 2000 and with respect to any Note Investor means any portion of the principal amount of any Convertible Note elected by the Note Investor to be converted pursuant to the terms of such Convertible Note.

     "Initial   Public   Offering"  means  the  closing  of  a  firm  commitment
underwritten public offering of equity interests in the Partnership or its successor.

     "Investors" means each Limited Partner listed on the signature page hereof as an Investor, each other Person admitted as an Investor after the date hereof and, subject to Section 8.2(i) of the Stockholders' Agreement, any Person acquiring all or part of the Limited Partnership Interest of an Investor that is admitted as a Limited Partner as provided herein.

     "Limited Partner" has the meaning set forth in the opening paragraph of this Agreement.

     "Limited Partnership Interest" means a Limited Partner's aggregate rights in the Partnership in accordance with this Agreement and the Delaware Act, including such Limited Partner's right to share in the Profits and Losses of the Partnership and right to receive distributions of the Partnership's assets.

     "LLC" has the meaning set forth in the first "Whereas" clause.

     "LLC Agreement" has the meaning set forth in the second "Whereas" clause.

     "Minimum Gain" has the meaning set forth in Treasury Regulations ss.ss. 1.704-2(b)(2) and 1.704-2(d).

     "Motient" means Motient Corporation, a Delaware corporation.

     "Motient Sub" means __________, a Delaware corporation, a special-purpose wholly owned subsidiary of Motient, which holds the number of Common Units reflected on Schedule I.

     "Non-Qualifying Capital Event" means any Capital Event other than a Qualifying Capital Event.

     "Note Investors" has the meaning set forth in the October Investment Agreement, but shall not include any person or entity who, at the relevant time, is not the holder of a Convertible Note.

     "Notes" shall mean the MSI Note and the TMI Note, as such terms are defined in the October Investment Agreement.

     "October Investment Agreement" means the Investment Agreement dated as of October __, 2001 among the LLC, Motient, TMI, and the Investors and the Note Investors, as amended, restated, supplemented or revised from time to time.

     "Partner" shall mean General Partner or Limited Partner or any Person who or which, at the time of reference thereto, has been admitted to the Partnership as the General Partner or an Additional Limited Partner of the Partnership. "Partners" shall refer to all Partners at the time of reference thereto.

     "Partnership" means Mobile Satellite Ventures LP, a Delaware limited Partnership and, when the context so requires, its predecessor, the LLC.

     "Percentage Interest" means with respect to any Limited Partner, the ratio (expressed as a percentage) of the Units actually held by such Limited Partner as of the date of determination to the aggregate Units actually held by all Limited Partners on such date, and shall be reflected on Schedule I in accordance with Section 2.1(c). For purposes of voting and providing consents under this Agreement and for purposes of Section 8 of the Stockholders' Agreement, but not, for the avoidance of doubt, for purposes of distributions of cash or tax and other economic rights under this Agreement, "Percentage Interests" means, with respect to each Limited Partner and each Note Investor, the ratio (expressed as a percentage) of the Units (on an as-converted basis) held by such Limited Partner or such Note Investor, as the case may be, as of the date of determination to all Units (on an as-converted basis) held by all Limited Partners and all Note Investors.

     "Person"  means  any  individual,  corporation,   association,  partnership
(general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

     "Profits" and "Losses" means, for each Fiscal Year an amount equal to the Partnership's taxable income or loss for such Fiscal Year, determined in accordance with ss. 703(a) of the Code (but including in taxable income or loss, for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to ss. 703(a)(1) of the Code), with the following adjustments:

          (i) any income of the Partnership exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;

          (ii) any expenditures of the Partnership described in ss. 705(a)(2)(B) of the Code (or treated as expenditures described in ss. 705(a)(2)(B) of the Code pursuant to Treasury Regulations ss. 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be subtracted from such taxable income or loss;

          (iii) in the event the Gross Asset Value of any Partnership asset is adjusted in accordance with clause (ii) or (iii) of the definition of "Gross Asset Value" above, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

          (iv) gain or loss resulting from any disposition of any asset of the Partnership with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the asset disposed of, notwithstanding that the adjusted tax basis of such asset differs from its Gross Asset Value; and

          (v) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with the definition of "Depreciation" above.

Any items of income, gain, deduction and loss included within Profits and Losses shall be determined in a manner consistent with Section 704(b) of the Code and the Treasury Regulations thereunder.

     "Qualifying Capital Event" means any Capital Event occurring when the Partnership is not Solvent (before giving effect to such Capital Event or the proceeds thereof) and pursuant to which the Capital Proceeds would not be sufficient to satisfy completely the distributions required to be made pursuant to Section 8.6(b)(ii) and (iii).

     "Required Majority" means Limited Partners and Note Investors holding at least a majority of the Percentage Interests held by the Limited Partners and
Note Investors entitled to vote on any matter as of the date of determination. For purposes of this Agreement, each holder of Convertible Notes will be entitled to vote on any matter put to a vote of Limited Partners pursuant to this Agreement on an as-converted basis as of the date of determination.

     "Second Closing" has the meaning set forth in the October Investment Agreement.

     "Solvent" means, with respect to any Person on a particular date, that such Person is able to pay such Person's debts as they fall due.

     "Stockholders' Agreement" means the Stockholders' Agreement by and among General Partner, the Limited Partners and the Note Investors.

     "Subsequent Capital Contribution" means, with respect to any Limited Partner, the aggregate Capital Contributions of such Limited Partner made on this date or hereafter.

     "Tax Matters Partner" has the meaning set forth in Section 11.1.

     "TMI" means TMI Communications and Company Limited Partnership, a limited partnership organized under the laws of the Province of Quebec and indirectly wholly-owned by BCE Inc.

     "TMI Sub" means ________, a Delaware limited partnership which is a special-purpose wholly-owned subsidiary of TMI and which holds the number of Common Units reflected on Schedule I.

     "Treasury Regulations" means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Units" means Common Units and Class A Preferred Units.

     "Unreturned Initial Capital Contribution" means, with respect to any Limited Partner, the excess, if any, of such Limited Partner's Initial Capital Contribution over the cumulative distributions to such Limited Partner pursuant to Section 8.6(b)(ii).

     "Unreturned Subsequent Capital Contributions" means, with respect to any Limited Partner, the excess, if any, of such Limited Partner's Subsequent Capital Contributions over the cumulative distributions to such Limited Partner pursuant to Section 8.6(b)(iii) hereof.

Section 1.2 Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

Section 1.3 Interpretation. Throughout this Agreement, nouns, pronouns and verbs shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable. All references herein to "Articles", "Sections" and clauses shall refer to corresponding provisions of this Agreement, unless otherwise specified.

                                   ARTICLE II

                              CONTINUATION AND TERM

Section 2.1 Continuation.
            ------------

(a) At the time set forth in the Certificate of Conversion, the Partnership shall continue as a limited partnership under and pursuant to the provisions of the Delaware Act, the members of the LLC shall become the Limited Partners and the Partners agree that the rights, duties and liabilities of the Partners shall be as provided in the Delaware Act, except as otherwise provided herein.

(b) Mobile Satellite Ventures GP, Inc. is hereby admitted as the General Partner of the Partnership and the Limited Partners are hereby admitted as Limited Partners of the Partnership and the Limited Partners shall be issued the number and class of Units, and the Percentage Interests represented thereby, listed opposite such Person's name on such Schedule I.

(c) The name and mailing address of each Limited Partner, the number and class of Units issued to such Limited Partner, the Percentage Interests represented thereby, and the amount contributed to the capital of the Partnership by such Limited Partner shall be listed on Schedule I attached hereto. The General
Partner shall update Schedule I from time to time as necessary to reflect accurately the information therein, including updates to reflect new issuances of Limited Partnership Interests or assignments and transfers of all or any part of a Limited Partner's Limited Partnership Interest, in each case, in accordance with this Agreement and the October Investment Agreement and indicating the name and address of such new Limited Partner, transferee or assignee along with an accurate description of the Limited Partnership Interest so issued transferred or assigned, including whether such new Limited Partner, transferee or assignee has been or will be admitted to the Partnership as a substituted Limited Partner or an Additional Limited Partner, as the case may be, and provide copies of the same to the Partners. Any amendment or revision to Schedule I made in accordance with this Agreement and the October Investment Agreement shall not be deemed an amendment to this Agreement. Any reference in this Agreement to Schedule I shall be deemed to be a reference to Schedule I as amended and in effect from time to time. Section 2.2 Name. The name of the limited partnership formed by this Agreement and by the filing of the Certificate of Conversion and the Certificate of Limited Partnership is "Mobile Satellite Ventures LP." The business of the Partnership may be conducted upon compliance with all applicable laws under any other name designated, from time to time, by the General Partner.

Section 2.3 Term. The term of the Partnership commenced on the date of the filing of the certificate of formation of the LLC in the office of the Secretary of State of the State of Delaware and shall continue until dissolved in accordance with this Agreement, or if sooner, in accordance with the Delaware Act.

Section 2.4 Registered Agent and Office. The Partnership's registered agent and office in Delaware shall be CT Corporation System, Wilmington, Delaware, 19801. At any time, the General Partner may designate another registered agent and/or registered office, provided such new designation shall not adversely affect any Partner.

Section 2.5 Principal Place of Business. The principal place of business of the Partnership shall be at 10802 Parkridge Boulevard, Reston, Virginia 20191. At any time, the General Partner may change the location of the Partnership's principal place of business.

Section 2.6 Qualification in Other Jurisdictions. The General Partner shall cause the Partnership to be qualified, formed or registered under assumed or fictitious name statutes or similar laws in any jurisdiction in which the Partnership transacts business in which such qualification, formation or registration is required or desirable.

Section 2.7 Agreement. This Agreement completely amends, restates and supersedes the LLC Agreement.



                                  ARTICLE III

                      PURPOSE AND POWERS OF THE PARTNERSHIP

Section 3.1 Purpose. The Partnership is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Partnership is, engaging in any lawful act or activity in which limited partnerships may be engaged under the Delaware Act and engaging in any and all activities necessary, convenient, desirable or incidental to the foregoing.

Section 3.2 Powers of the Partnership. The Partnership shall have the power and authority to take any and all actions necessary, appropriate, proper, advisable, convenient or incidental to or for the furtherance of the purposes set forth in
Section 3.1.

Section 3.3 Limitations on Partnership Powers. Notwithstanding the foregoing provisions of Section 3.2, the Partnership shall not do business in any jurisdiction that would jeopardize the limitation on liability afforded to the Limited Partners under the Delaware Act or this Agreement in such jurisdiction or elsewhere.

                                   ARTICLE IV

                   CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS

Section 4.1 Capital Contributions.

(a) The General Partner shall not be required to make any Capital Contribution to the capital of the Partnership, shall have no Capital Account and shall not acquire a Percentage Interest or any Units, but shall nonetheless be obligated to serve as the general partner of the Partnership pursuant to Section 17-401(a) of the Delaware Act.

(b) The Initial Capital Contributions, and the Subsequent Capital Contributions made by the Limited Partners as of the date of this Agreement are each set forth on Schedule I hereto. At the Second Closing, the Investors shall make the respective Capital Contributions and receive the additional number of Class A Preferred Units described in Section 2.1 of the October Investment Agreement. Capital Contributions shall be paid in the manner provided in the October Investment Agreement or subscription agreement, as the case may be. Subject to
Section 8.1 of the Stockholders' Agreement, the Partnership may admit Persons as Limited Partners and issue Units and Limited Partnership Interests to such Persons without obligating such Persons to make Capital Contributions.

(c) Following the funding of the Subsequent Capital Contributions being made as of the date of this Agreement described in clause (b) above, no Limited Partner shall be required or permitted to contribute additional capital to the Partnership except (i) as contemplated by the October Investment Agreement, and
(ii)  subject to the  pre-emptive  rights  and other  applicable  provisions  of
Section 8 of the Stockholders' Agreement hereof, a Limited Partner shall be permitted to make additional Capital Contributions pursuant to a subscription agreement approved by the General Partner and the Required Majority.

Section 4.2       Status of Capital Contributions.
                  -------------------------------

(a) Except as otherwise provided in this Agreement, no Limited Partner shall demand or receive a return of its Capital Contribution and no return of a Limited Partner's Capital Contribution shall be made hereunder if such distribution would violate applicable state law. Under circumstances requiring a return of any Capital Contribution, no Limited Partner shall have the right to demand or receive property other than cash, except as may be specifically provided in this Agreement.

(b) No Limited Partner shall receive any interest, salary or drawing with respect to its Capital Contribution or its Capital Account or for services rendered on behalf of the Partnership or otherwise in its capacity as a Limited Partner, except as otherwise specifically provided in this Agreement. Nothing herein shall preclude any Limited Partner from serving the Partnership in another capacity, including as an employee, contractor or consultant, or otherwise dealing with the Partnership in its individual capacity and receiving compensation or consideration therefor.

(c) Except as otherwise provided herein or by applicable state law, the Partners shall be liable only to make Capital Contributions as provided in Section 4.1, and no Partner shall be required to lend any funds to the Partnership nor to make any additional Capital Contributions. No Partner shall have any personal liability for the repayment of any Capital Contribution of any other Limited Partner.

Section 4.3 Limited Partnership Interest. A Limited Partnership Interest shall for all purposes be personal property. A Limited Partner has no interest in specific Partnership property.

Section 4.4       Capital Accounts.
                  ----------------

(a) An individual Capital Account shall be established and maintained for each Limited Partner.

(b) The Capital Account of each Limited Partner shall be maintained in accordance with the following provisions:

     (i) to such Limited Partner's Capital Account there shall be credited such Limited Partner's Capital Contribution, such Limited Partner's distributive share of Profits and items of gross income and gain and the amount of any Partnership liabilities that are assumed by such Limited Partner or that are secured by any Partnership assets distributed to such Limited Partner;

     (ii) to such Limited Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Partnership assets distributed to such Limited Partner pursuant to any provision of this Agreement, such Limited Partner's distributive share of Losses and items of gross deduction and loss and the amount of any liabilities of such Limited Partner that are assumed by the Partnership or that are secured by any property contributed by such Limited Partner to the Partnership; and

     (iii) in determining the amount of any liability for purposes of this Subsection 4.4(b), there shall be taken into account ss. 752(c) of the Code and any other applicable provisions of the Code and the Treasury Regulations.

                                   ARTICLE V

                                    PARTNERS

Section 5.1 Powers of Limited Partners. Except as otherwise specifically provided by this Agreement or required by the Delaware Act, or Sections 2.4 and 7 of the October Investment Agreement, no Person other than the General Partner, including any Limited Partner acting in its capacity as such, (a) shall have any right to "participate in the control of the business" of the Partnership as such phrase is construed under Section 17-303(b) of the Delaware Act, (b) shall have the power to be an agent of the Partnership or (c) shall take any action or exercise any right with respect to the Partnership not permitted to be taken or exercised by a Limited Partner pursuant to this Agreement and Section 17-303 of the Delaware Act. In no event shall any Person, other than the General Partner, have any right, power or authority (1) to transact any business in the name of the Partnership, (2) to act for, or on behalf of, the Partnership or (3) to bind the Partnership, such powers being vested solely and exclusively in the General Partner.

Section 5.2 No General Partner Liability. The General Partner shall have no personal liability for the repayment of the Capital Contributions of the Limited Partners.

Section 5.3 Actions of the Limited Partners. Any action of the Partnership requiring the consent or approval of the Limited Partners, or any percentage thereof, shall be taken by a consent in writing signed by Limited Partners holding not less than the Percentage Interests necessary to take such action pursuant to this Agreement.

Section 5.4 Partition. Each Limited Partner waives any and all rights that it may have to maintain an action for partition of the Partnership's property.

Section 5.5 Withdrawal. A Limited Partner may not withdraw from the Partnership prior to the dissolution and winding up of the Partnership except as set forth in this Agreement or the October Investment Agreement. A Limited Partner attempting to resign in violation of this Agreement shall not be entitled to receive any distribution and shall not otherwise be entitled to receive the fair value of its Limited Partnership Interest except as otherwise expressly provided for in this Agreement. The withdrawal of any Limited Partner for any reason shall not result in the dissolution of the Partnership.

Section 5.6 Removal of the General Partner by Limited Partners. A Required Majority of the Limited Partners may at any time effect the removal of the General Partner with or without cause by delivering to the General Partner a notice of removal, such removal to become effective as provided in such notice of removal.

Section 5.7 Bankruptcy, Resignation, Withdrawal, Etc. of General Partner. After the resignation, withdrawal, dissolution, Bankruptcy or insolvency of the General Partner which would otherwise result in the dissolution of the Partnership by operation of law, the Partnership will be dissolved, unless, within ninety (90) days after the date of such resignation, withdrawal, dissolution, Bankruptcy, or insolvency, the Required Majority agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal or removal, of one or more successor General Partners.

                                   ARTICLE VI

                                   MANAGEMENT

Section 6.1 Management by the General Partner. Except as otherwise expressly provided herein and subject to the restrictions contained in Sections 5.1, 5.6. 5.7, 6.2 and 6.6 hereof, management of the Partnership and control of its business shall be vested solely in the General Partner. Except for situations in which the approval of the Limited Partners is required by this Agreement, the October Investment Agreement or by non-waivable provisions of applicable law, the General Partner shall have the exclusive right, power and discretion to manage, operate and control the Partnership, to do all things necessary or appropriate to carry on its business and purposes, including but not limited to, the right to incur and satisfy obligations relating to the formation and operation of the Partnership, and to exercise all rights and powers conferred upon the General Partner by the Delaware Act, in each case subject to the terms and conditions set forth in this Agreement.

The General Partner shall have the power to delegate authority to the officers and such other employees, agents and representatives of the Partnership as it may from time to time deem appropriate and in accordance with this Agreement. Any delegation of authority by the General Partner to take any action must be approved by the General Partner in the same manner as would be required for the General Partner to take such action directly.

Unless authorized to do so by this Agreement or by the General Partner, no attorney-in-fact, employee, Limited Partner or other agent of the Partnership shall have any power or authority to bind the Partnership in any way, to pledge its credit or to render it liable monetarily for any purpose.

Section 6.2       Restrictions.
                  ------------

(a)  Notwithstanding the grant of authority to the General Partner under Section
6.1 hereof, without the prior written consent of the Required Majority of the disinterested Limited Partners, the General Partner shall not permit or cause the Partnership to enter into transactions with its Limited Partners or Affiliates of its Limited Partners except as otherwise permitted in the October Investment Agreement, this Agreement or the Ancillary Agreements; provided that the Partnership shall be permitted to enter into each of the other Ancillary Agreements, the execution, delivery and performance of which by the General Partner on behalf of the Partnership is hereby approved and consented to by each of the Limited Partners.

(b) Any vacancy in the position of General Partner shall be filled by the affirmative written consent of the Required Majority.

Section 6.3 General Partner's Time. The General Partner shall devote all of its time to the affairs of the Partnership.

Section 6.4 No Liability; Indemnity. Neither the General Partner nor any of its officers, directors, employees or agents shall be liable, responsible or accountable to the Partnership or any Partner for any act or omission performed or omitted pursuant to the authority granted to it hereunder or by law, or for any claim, loss, cost, damage, liability, demand or expense (including, without limitation, attorneys' fees), resulting from the performance of their duties hereunder in accordance with the requirements of this Agreement; provided, however, that any such Person shall be liable, accountable and responsible for their willful misconduct. The Partnership shall indemnify the General Partner, its officers, directors, employees and agents and hold them harmless from any claim, loss, cost, damage, liability, demand or expense (including, without limitation, attorneys' fees and disbursements), incurred or sustained by them by reason of any act performed by them, or any omission by them for or on behalf of the Partnership and in furtherance of its interest, consistent with the requirements of this Agreement, but this indemnity shall not require the Partners to make any Capital Contribution therefor; provided, however, such indemnity shall not extend to the willful misconduct of any such Person.

Section 6.5 Reliance by Third Parties.(a) Third parties dealing with the Partnership may rely conclusively upon the power and authority of the General Partner to act as set forth herein and shall not be required to inquire into or ascertain the authority of the General Partner so to act.

Section 6.6 General Authority.(a) The General Partner shall, except as otherwise provided in this Agreement, have all the rights and powers and shall be subject to all the restrictions and liabilities of a general partner in a limited partnership under the Delaware Act.

Section 6.7 Limited Liability.(a) Performance of one or more of the acts described in Article V and this Article VI with respect to the Partners shall not in any way impose any personal liability on any Limited Partner. No Partner or, in the appropriate case, former Partner shall be liable for any debts or obligations of the Partnership in excess of its Capital Contributions (subject to the obligation of a Limited Partner of the Partnership under the Delaware Act to repay any funds wrongfully distributed to it). All undistributed cash, which would otherwise be distributed to the Limited Partners, shall be available to creditors to satisfy the debts and obligations of the Partnership prior to the time of actual distribution.

Section 6.8 Special Purpose Provision. The General Partner, and any additional or substitute General Partner of the Partnership, may not be an individual and shall at all times have as its sole purpose to act as the General Partner of the Partnership, and shall be engaged in no other business or have any other purpose. Any General Partner of the Partnership (a) shall have organizational documents which conform in all material respects to the organizational documents of the initial General Partner, and (b) shall be owned by the Limited Partners and the Note Investors pro rata in accordance with their Percentage Interests (on an as-converted basis) from time to time.

Section 6.9       Grant of Power of Attorney.
                  --------------------------

Each Limited Partner, by its execution hereof, hereby irrevocably makes, constitutes and appoints the General Partner as its true and lawful attorney-in-fact, with power and authority in its name, place and stead, to make, execute, sign, acknowledge and file on behalf of such Limited Partner and on behalf of the Partnership:

(a) Such amendments to the Certificate of Limited Partnership as the General Partner shall reasonably deem necessary or desirable consistent with this Agreement;

(b) All papers which may be deemed necessary or desirable by the General Partner to effect the termination of the Partnership after its dissolution as provided in this Agreement;

(c) All such other instruments, documents and certificates which may from time to time be required or permitted by the laws of any state, the United States of America, or any political subdivision or agency thereof, to effectuate, implement, continue and defend the valid and subsisting existence, rights and property of the Partnership as a limited partnership and its power to carry out its purposes as set forth in this Agreement; provided, however, that any decisions other than administrative ones shall first have been approved by the applicable approvals as provided herein.

Section 6.10      Terms of Grant.
                  --------------

The foregoing appointment in Section 6.9:

(a) Is irrevocable and shall be deemed to be a special power coupled with an interest in recognition of the fact that the General Partner will be relying upon such power of attorney to act as contemplated by this Agreement in such execution, acknowledgment and filing and such other actions by the General Partner on behalf of the Limited Partners and the Partnership;

(b) Shall survive the dissolution or Bankruptcy of any Limited Partner granting the same and the transfer, by operation of law or otherwise, by any Limited Partner of the whole or any part of its interest in and to the Partnership, its capital, Profits or Losses hereunder; and

(c) May be exercised by the General Partner on behalf of any Limited Partner by a facsimile signature of the General Partner, as attorney-in-fact for such Limited Partner.

Section 6.11      Separate Form.

The foregoing appointment is self operative but, in confirmation thereof, each Limited Partner hereby agrees to execute, acknowledge and deliver to the General Partner, promptly upon request therefor by the General Partner, a power of attorney in recordable form satisfactory to the General Partner evidencing the foregoing appointment.

                                   ARTICLE VII

                                   ALLOCATIONS

Section 7.1       Profits and Losses.
                  ------------------

(a) Except as otherwise set forth in Section 7.2 hereof, Profits, Losses and items of income, gain, deduction and loss of the Partnership for each Fiscal Year shall be allocated among all Persons who were Limited Partners during such Fiscal Year in a manner that will, as nearly as possible, cause the Adjusted Capital Account balance of each Limited Partner (as computed for purposes of section 704(b) of the Code) at the end of such Fiscal Year to be equal to the sum of the amounts of cash or the Gross Asset Value of other property distributable to such Limited Partner pursuant to Article VIII hereof at such time assuming that all the remaining assets of the Partnership were sold for their Gross Asset Values, all debts of the Partnership were paid according to their terms (with any nonrecourse debt for U.S. Federal income tax purposes deemed paid in amounts not in excess of the Gross Asset Value of the property securing such nonrecourse debt) and the cash or other property received therefrom was distributed to the Limited Partners in accordance with the priorities set forth in Article VIII hereof.

(b) Notwithstanding Section 7.1(a), Losses allocated pursuant to Section 7.1(a) to any Limited Partner for any Fiscal Year shall not exceed the maximum amount of Losses that may be allocated to such Limited Partner without causing such Limited Partner to have an Adjusted Capital Account Deficit at the end of such Fiscal Year. Any Losses in excess of the limitation in this Section 7.1(b) shall be specially allocated solely to the other Limited Partners in accordance with the priorities in Article VIII hereof to the maximum extent permitted by this
Section 7.1(b). In addition, notwithstanding Section 7.1(b), Profits shall be allocated to reverse any Losses specially allocated pursuant to the preceding sentence in inverse order to those special loss allocations and then to reverse any Losses allocated under Section 7.1(a) in inverse order to those loss allocations.

(c) An allocation of Profits or Losses to a Limited Partner shall be treated as an allocation to such Limited Partner of the same share of each item of income, gain, loss and deduction that is taken into account in computing such Profits or Losses, as the case may be.

Section 7.2 Special Allocations. The following special allocations shall be made in the following order:

(a) Minimum Gain Chargeback. If there is a net decrease in Minimum Gain (determined as provided in Treasury Regulations ss.ss. 1.704-2(d) and 1.704-2(g)) during any Fiscal Year, certain items of income and gain, including gross income or gain, shall be allocated to the Limited Partners in the amounts and manner described in Treasury Regulations ss. 1.704-2(f). This Section 7.2(a) is intended to comply with the minimum gain chargeback requirement relating to partnership non-recourse liabilities (as defined in Treasury Regulations ss. 1.704-2(f)) and shall be so interpreted.

(b) Partner Non-recourse Debt Minimum Gain Chargeback. If there is a net decrease in Minimum Gain attributable to partner non-recourse debt (determined pursuant to Treasury Regulations ss. 1.704-2(i)) during any Fiscal Year, certain items of income and gain, including gross income or gain, shall be allocated as quickly as possible to those Limited Partners which had a share of the Minimum Gain attributable to the partner non-recourse debt (such share determined pursuant to Treasury Regulations ss. 1.704-1(i)(5)) in the amounts and manner described in Treasury Regulations ss. 1.704-2(i) and (j). This Section 7.2(b) is intended to comply with the minimum gain chargeback requirement relating to partner non-recourse debt set forth in Treasury Regulations ss. 1.704-2(i)(4)) and shall be so interpreted.

(c) Allocation of Non-recourse Deductions. Deductions attributable to obligations with respect to which a Limited Partner bears the economic risk of loss within the meaning of Treasury Regulation ss. 1.704-2(b)(4) shall be allocated to the Limited Partner or Limited Partners that bear the economic risk of loss for such debt in accordance with the requirements of Treasury Regulation ss. 1.704-2(i)(1). "Nonrecourse Deductions" (as such term is defined in Treasury Regulations ss.ss. 1.704-2(b)(1) and 1.704-2(c)) of the Partnership shall be allocated to the Limited Partners in proportion to their Percentage Interests.

(d) Qualified Income Offset. In the event any Limited Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations ss. 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income, and gain for such year) shall be specially allocated to such Limited Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Limited Partner as quickly as possible, provided that an allocation pursuant to this Section 7.2(d) shall be made if and only to the extent that such Limited Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article VII have been tentatively made as if this Section 7.2(d) were not in the Agreement.

(e) Gross Income Allocation. In the event any Limited Partner has a deficit Capital Account at the end of any Fiscal Year that is in excess of the sum of
(i) the amount such Limited Partner is obligated to restore and (ii) the amount such Limited Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations ss.ss. 1.704-2(g)(1) and 1.704-2(i)(5), such Limited Partner shall be specially allocated items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income, and gain for such year) in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 7.2(e) shall be made if and only to the extent that such Limited Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article VII have been tentatively made as if Section 7.2(d) above and this Section 7.2(e) were not in the Agreement.

(f) Regulatory Allocations. The allocations set forth in Section 7.2(a)-(e) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Limited Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss or deduction pursuant to this
Section 7.2(f). Therefore, the General Partner shall make such offsetting special allocations of Partnership income, gain, loss and deduction in whatever manner it determines appropriate, so that, after such offsetting allocations are made, each Limited Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Limited Partner would have if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Section 7.1. In exercising its discretion, the General Partner shall take into account how future Regulatory Allocations pursuant to Sections 7.2(a) and (b) hereof that, although not yet made, are likely to offset other Regulatory Allocations previously made under Section 7.2(c) hereof.

(g) Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to ss. 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulations ss. 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Limited Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such regulation.

Section 7.3       Allocation Rules.
                  ----------------

(a) For purposes of determining the Profits, Losses or any other items allocable to any period, Profits, Losses and any such other items shall be determined on a daily, monthly or other basis, as determined by the General Partner using any method that is permissible under ss. 706 of the Code and the Treasury Regulations thereunder.

(b) Except as otherwise provided in this Agreement, all items of Partnership income, gain, loss, deduction and any other allocations not otherwise provided for shall be divided among the Limited Partners in the same proportions as they share Profits and Losses for the Fiscal Year in question.

(c) The Limited Partners are aware of the income tax consequences of the allocations made by this Article VII and hereby agree to be bound by the provisions of this Article VII in reporting their shares of Partnership income and loss for income tax purposes.

Section 7.4       Section 704(c) of the Code.
                  --------------------------

(a) In accordance with ss. 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Partnership shall, solely for income tax purposes, be allocated among the Limited Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value.

(b) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of "Gross Asset Value" contained in Section 1.1 hereof, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under ss. 704(c) of the Code and the Treasury Regulations thereunder.

(c) Allocations pursuant to this Section 7.4 shall be calculated by the General Partner using the remedial method under Code Section 704(c) and the Treasury Regulations promulgated thereunder and are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Limited Partner's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any other provision of this Agreement.

Section 7.5 Uncertainties in Allocations and Distributions. In the event there is an ambiguity regarding the application of this Section 7 or Section 8 to a particular transaction, the income and expense from such transaction shall be allocated among the Limited Partners, and distributions of cash in respect of such transaction shall be made, in such proportions that the General Partner, in its reasonable discretion, deems equitable, practicable and consistent with this Agreement, the regulations under the Code and other applicable law; provided, however, that no such allocation or distribution by the General Partner shall discriminate against any Limited Partner.

                                  ARTICLE VIII

                                  DISTRIBUTIONS

Section 8.1  Distributions(a)  . Except as  otherwise  provided in Section  8.2,
Section 8.6 and Section 13.3 below, the Partnership shall make distributions of cash to the Limited Partners in proportion to their respective Percentage Interests at such time or times and in such amounts as the General Partner may determine in its sole discretion.

Section 8.2 Distributions to Pay Taxes. Prior to March 15 of the next following Fiscal Year, the General Partner shall distribute to the Limited Partners an amount sufficient for the Limited Partners out of cash available therefor to pay their tax liabilities which arise in respect of their shares of cumulative net taxable income and gain of the Partnership for such Fiscal Year, determined as set forth below by the General Partner, prior to the making of any distributions pursuant to Sections 8.1 and 8.6 hereof. Any funds distributed pursuant to this
Section 8.2 shall reduce the amount that a Limited Partner would otherwise receive pursuant to Sections 8.1 and 8.6. For purposes of this Section 8.2, the amount of tax distributions made to a Limited Partner for any Fiscal Year shall be equal to the excess, if any, of (i) the product of (A) the excess, if any, of
(I) its cumulative share of net taxable income or gain for the current Fiscal Year and all prior Fiscal Years over (II) its cumulative share of net taxable loss and deduction for all prior Fiscal Years and (B) the sum of the highest rate of Canadian or United States federal, state, provincial and local tax imposed on any Limited Partner calculated, with respect to a Limited Partner that is a pass-through entity (for Canadian or United States tax purposes), based on the type of taxpayer which the beneficial owners of interests in such pass-through entity are for such year with respect to items of the same character as such net income and gain, taking into account the deductibility or creditability of federal, state, provincial and local taxes for Canadian or United States federal income tax purposes and based on such reasonable assumptions as the General Partner determines in good faith to be appropriate (such assumptions not to include the effect of any net operating losses or any other similar tax benefits available to a Limited Partner), over (ii) the amount of any distributions made to such Limited Partner pursuant to this Section 8.2 in a prior Fiscal Year.

Section 8.3 Dissolution. Upon the dissolution and winding up of the Partnership, the assets of the Partnership shall be distributed to the Limited Partners as provided in Section 13.3 below.

Section 8.4 Withholding Taxes. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Limited Partners shall be treated as amounts distributed to the Limited Partners pursuant to this Article VIII for all purposes of this Agreement. The Partnership is authorized to withhold from distributions and to pay over to any federal, state, local or foreign government any amounts required to be so withheld pursuant to the Code or any provision of any other federal, state, local or foreign law and shall allocate such amounts to those Limited Partners with respect to which such amounts were withheld. Each Limited Partner shall indemnify the Partnership and each of the Partners against any losses (including, without limitation, any tax penalties and interest) incurred by reason of any failure by the Partnership to make adequate deduction or withholding from any distribution made to such Partner.

Section 8.5 Limitations on Distribution. Notwithstanding any provision to the contrary contained in this Agreement, the Partnership shall not make a distribution to the Limited Partners if such distribution in the aggregate would violate Section 17-607 of the Delaware Act or other applicable law.

Section 8.6 Capital Proceeds. Following the receipt by the Partnership of Capital Proceeds, a portion of such Capital Proceeds sufficient for each Limited Partner to pay its tax liabilities which arise in respect of the Capital Event giving rise to such Capital Proceeds, determined as set forth in Section 8.2 above, shall be distributed to the Limited Partners pursuant to Section 8.2 above. If the General Partner, in its sole discretion, determines that the Partnership shall distribute any remaining Capital Proceeds, such Capital Proceeds shall be distributed among the Limited Partners as follows:

(a) First, to pay the creditors of the Partnership, including all outstanding amounts then due under the Notes and the Convertible Notes in accordance with the terms thereof; Second, to the Limited Partners in a manner to cause the cumulative prior and current Capital Proceeds distributed to each of the Limited Partners to be in the same relative proportions as the Limited Partners' respective Percentage Interests; provided, however, that Capital Proceeds shall be distributed in accordance with this Section 8.6(a) only if it results in the receipt by the Class A Limited Partners of cumulative distributions of Capital Proceeds in an amount at least equal to twice the sum of the Class A Limited Partners' aggregate Capital Contributions;

(b) Upon a Qualifying Capital Event, the Capital Proceeds resulting therefrom shall be distributed as follows:

     (i) First, to pay the creditors of the Partnership, including all outstanding amounts then due under the Notes and the Convertible Notes in accordance with the terms thereof;

     (ii) Second, to the Class A Limited Partners in proportion to and to the extent of each such Class A Limited Partners' Unreturned Initial Capital Contributions; and

     (iii) Third, to the Limited Partners in proportion to and to the extent of their Unreturned Subsequent Capital Contributions.

(c) In the event of a Non-Qualifying Capital Event to which clause (a) above does not apply, the Capital Proceeds resulting therefrom shall be distributed as follows:

     (i)  First  to  pay  the  creditors  of  the  Partnership,   including  all
     outstanding amounts then due under the Notes and the Convertible Notes in accordance with the terms thereof;

     (ii) Second, to the Class A Limited Partners in proportion to their respective Percentage Interests in an aggregate amount equal to the cumulative amount (including interest) paid to the holders of the Notes; and

     (iii) Thereafter, to the Limited Partners in proportion to their Percentage Interests.

                                   ARTICLE IX

                   TRANSFERS; PARTNERSHIP REGISTRATION RIGHTS

Section 9.1 Incorporation of Section 8 of the Stockholders' Agreement. The provisions of Section 8 of the Stockholders' Agreement are hereby incorporated by reference in their entirety in this Agreement.

Section 9.2 Partnership Registration Rights. Upon an Initial Public Offering, the Partnership shall grant to each of the Limited Partners customary registration rights in the securities of the Partnership commensurate with such Limited Partner's Percentage Interest, provided, that such rights shall not be exercisable in connection with the Initial Public Offering itself and further provided that such registration rights shall be subject to the provisions of any underwriting agreement entered into by the Partnership with respect to such Initial Public Offering.

                                   ARTICLE X

                                BOOKS AND RECORDS

Section 10.1      Books, Records and Financial Statements.
                  ---------------------------------------

(a) At all times during the continuance of the Partnership, the General Partner shall maintain separate books of account for the Partnership that shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the operation of the Partnership business, in accordance with generally accepted accounting principles consistently applied to the extent not inconsistent with this Agreement. Such books of account, together with a copy of this Agreement and of the Certificate of Limited Partnership, shall at all times be maintained at the principal place of business of the Partnership (or at the place of business of the Person to whom the duty to maintain these books has been delegated in accordance herewith and identified in writing to the Limited Partners) and shall be open to inspection and examination at reasonable times by each Limited Partner and its duly authorized representative for any purpose reasonably related to such Limited Partner's interest as a Limited Partner of the Partnership.

(b) The General Partner shall prepare and maintain, or cause to be prepared and maintained, the books of account of the Partnership. The following financial information, which shall be certified to by an independent certified public accountant, shall be transmitted by the General Partner to each Limited Partner within four (4) months after the close of each Fiscal Year:

     (i) balance sheet of the Partnership as of the beginning and close of such Fiscal Year;

     (ii) statement of Partnership profits and losses for such Fiscal Year;

     (iii) statement of such Limited Partner's Capital Account as of the close of such Fiscal Year, and changes therein during such Fiscal Year; and

     (iv) statement indicating such Limited Partner's share of each item of Partnership income, gain, loss, deduction or credit for such Fiscal Year for income tax purposes.

(c) Within three (3) months after the close of each Fiscal Year, the General Partner shall send to each Limited Partner a Form K-1 tax statement or any successor form thereto.

(d) The General Partner shall prepare, or cause to be prepared, such other statements as it deems necessary or advisable.

Section 10.2 Accounting Method. For both financial and tax reporting purposes and for purposes of determining profits and losses, the books and records of the Partnership shall be kept on the accrual method of accounting applied in a consistent manner and shall reflect all Partnership transactions and be appropriate for the Partnership's business.

Section 10.3 Audit. The financial statements of the Partnership shall be audited at the end of each Fiscal Year by an independent certified public accountant selected by the General Partner, with such audit to be accompanied by a report of such accountant containing its opinion. The cost of such audits will be an expense of the Partnership. A copy of any such audited financial statements and accountant's report will be made available for inspection by the Limited Partners.

                                   ARTICLE XI

                                   TAX MATTERS

Section 11.1 Tax Matters Partner. A Required Majority of the Limited Partners shall designate a Limited Partner, with such Limited Partner's prior consent, as the "Tax Matters Partner" of the Partnership for purposes of ss. 6231(a)(7) of the Code. The Tax Matters Partner and shall have the power to manage and control, on behalf of the Partnership, any tax audit or administrative proceeding at the Partnership level with the Internal Revenue Service relating to the determination of any item of Partnership income, gain, loss, deduction or credit for federal income tax purposes; provided, however, that the Tax Matters Partner shall not settle any tax audit or administrative proceeding without the consent of a majority in interest of the affected Limited Partners. The Tax Matters Partner shall be fully indemnified by the Partnership for all expenses incurred by the Tax Matters Partner with respect to any such tax audit or administrative proceeding. The Tax Matters Partner may be replaced by the holders of a Required Majority of the Limited Partnership Interests.

Section 11.2 Election. Upon the reasonable request of any Limited Partner, the Tax Matters Partner shall make or take all reasonable efforts to revoke an election on behalf of the Partnership, in accordance with ss. 754 of the Code, so as to adjust the basis of Partnership property in the case of a distribution of property within the meaning of ss. 734 of the Code, and in the case of a transfer of a Partnership interest within the meaning of ss. 743 of the Code. Each Limited Partner shall, upon request of the Tax Matters Partner, supply the information necessary to give effect to such an election.

Section 11.3 Taxation as Partnership. The Partners intend that the Partnership will be treated as a partnership for U.S. federal income tax purposes and, to the extent permitted under applicable law, all other income tax purposes and the Partner will take such action, as is reasonably requested by the General Partner, to make all elections and perform all acts as are necessary to have the Partnership treated as such.

                                  ARTICLE XII

                   LIABILITY, EXCULPATION AND INDEMNIFICATION

Section 12.1      Liability.
                  ---------

(a) Except as otherwise provided by the Delaware Act, the debts, obligations and liabilities of the Partnership, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Partnership, and no Covered Person shall be obligated personally for any such debt, obligation or liability of the Partnership solely by reason of being a Covered Person.

(b) Except as otherwise expressly required by law, a Limited Partner, in its capacity as Limited Partner, shall have no liability in excess of (a) the amount of its Capital Contributions and its obligations hereunder to make Capital Contributions, (b) its share of any assets and undistributed profits of the Partnership, (c) its obligation to make other payments expressly provided for in this Agreement, and (d) the amount of any distributions wrongfully distributed to it as determined under the Delaware Act.

Section 12.2      Exculpation.
                  -----------

(a) No Covered Person shall be liable to the Partnership or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed, or omitted to be performed, by such Covered Person in good faith on behalf of the Partnership and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's willful misconduct, fraud, gross negligence or breach of this Agreement.

(b) A Covered Person shall be fully protected in relying in good faith upon the records of the Partnership and upon such information, opinions, reports or statements presented to the Partnership by any Person as to matters the Covered Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Partnership, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to Limited Partners might properly be paid.

Section 12.3      Indemnification.
                  ---------------

(a) To the fullest extent permitted by applicable law, each Covered Person shall be entitled to indemnification from the Partnership for any loss, damage, claim or liability incurred by such Covered Person by reason of any act or omission performed, or omitted to be performed, by such Covered Person in good faith on behalf of the Partnership and within the scope of authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage, claim or liability incurred by such Covered Person by reason of willful misconduct, fraud, gross negligence or breach of this Agreement with respect to such acts or omissions; provided, however, that any indemnity under this Section 12.3 shall be provided out of and to the extent of Partnership assets only, and no Covered Person shall have any personal liability on account thereof.

(b) If any claim shall be asserted against a Covered Person, in respect of which such Covered Person proposes to demand indemnification under this Section 12.3 from the Partnership, such Covered Person shall notify the General Partner to that effect with reasonable promptness after such assertion, and the General Partner on behalf of the Partnership shall have the right to assume the entire control of the defense or settlement of any such claim, through its own attorneys and at its expense, and in connection therewith, such Covered Person shall cooperate fully to make available to the Partnership and the General Partner all information under its control relating thereto.

(c) All rights to indemnification provided herein shall survive the termination of this Agreement and the withdrawal, removal or insolvency of any Partner; provided, that a claim for indemnification hereunder is made by or on behalf of the Covered Person seeking such indemnification prior to the time distribution in liquidation of the assets of the Partnership is made pursuant to Article XIII.

(d) The Partnership may enter into indemnity contracts with Covered Persons and adopt written procedures pursuant to which arrangements are made for the advancement of expenses and the funding of obligations under Section 12.4 and containing such other procedures regarding indemnification as are appropriate.

Section 12.4 Expenses. To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partner of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in Section 12.3 hereof.

Section 12.5 Insurance. The Partnership may purchase and maintain insurance, to the extent and in such amounts as the General Partner shall deem advisable, on behalf of Covered Persons and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by any such Person in connection with the activities of the Partnership or such indemnities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

Section 12.6 Outside Businesses. The parties acknowledge that Covered Persons have and may in the future have investments in other businesses that may be similar to or competitive with the Partnership (collectively, "Competing Businesses") independent of their investments in the Partnership. By virtue of its rights under this Section, no Covered Person shall have any obligation to the Partnership to refrain from making investments in Competing Businesses, or otherwise engaging in any commercial activity; and neither the Partnership nor any other Covered Person shall have any right hereunder with respect to any such investments or activities undertaken by such Covered Person. Without limitation of the foregoing, this Agreement shall not be deemed to restrict the rights of each Covered Person to engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Partnership, and the Partnership and the other Covered Persons shall have no rights or expectancy by virtue of such Covered Person's relationships with the Partnership, this Agreement or otherwise in and to such independent ventures or the income or profits derived therefrom; and the pursuit of any such venture, even if such investment is in a Competing Business, shall not be deemed wrongful or improper hereunder. No Covered Person shall be obligated to present any particular investment opportunity to the Partnership even if such opportunity is of a character that, if presented to the Partnership, could be pursued by the Partnership, and Covered Persons shall continue to have the right to take for their own respective account or to recommend to others any such particular investment opportunity. The provisions of this Section 12.6 shall in no way limit or eliminate (i) Covered Persons' duties, responsibilities and obligations with respect to any proprietary information of the Partnership, including any applicable duty not to disclose or use such proprietary information improperly or obtain therefrom an improper personal benefit, or (ii) Covered Persons' obligations under the October Investment Agreement or any agreement, instrument or obligations (other than this Agreement).

                                  ARTICLE XIII

                    DISSOLUTION, LIQUIDATION AND TERMINATION

Section 13.1 Dissolution. The Partnership shall be dissolved and its affairs shall be wound up upon the first to occur of any of the following:

(a) consent of Limited Partners and Note Investors holding the Percentage Interests equal to at least eighty percent (80%); or

(b) the occurrence of any of the events set forth in Sections 5.7 and the failure of the Required Majority to agree to continue the Partnership as set forth therein; or

(c) the entry of a decree of judicial dissolution under Section 17-802 of the Delaware Act.

Section 13.2 Notice of Dissolution. Upon the dissolution of the Partnership, the General Partner shall promptly notify the Limited Partners of such dissolution.

Section 13.3 Liquidation. Upon dissolution of the Partnership, the General Partner or, if such dissolution has occurred in accordance with Section 13.1(b), the Required Majority shall appoint a liquidating trustee who shall immediately commence to wind up the Partnership's affairs; provided, however, that a reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the satisfaction of liabilities to creditors so as to enable the Limited Partners and Note Investors to minimize the normal losses attendant upon a liquidation. The Limited Partners shall continue to share Profits and Losses during liquidation in the same proportions, as specified in Article VII hereof, as before liquidation. The proceeds of liquidation shall be distributed, as realized, in accordance with the provisions of Article VIII hereof.

Section 13.4 Termination. The Partnership shall terminate when all of the assets of the Partnership have been distributed in the manner provided for in this
Article XIII, and the Certificate of Limited Partnership shall have been canceled in the manner required by the Delaware Act.

Section 13.5 Claims of the Limited Partners. The Limited Partners and former Limited Partners shall look solely to the Partnership's assets for the return of their Capital Contributions, and if the assets of the Partnership remaining after payment of or due provision for all debts, liabilities and obligations of the Partnership are insufficient to return such Capital Contributions, the Limited Partners and former Limited Partners shall have no recourse against the Partnership or any other Partner.

                                  ARTICLE XIV

                                   AMENDMENTS

Section 14.1 Amendments. Any amendments to this Agreement or any waivers or consents hereunder, shall be adopted and be effective as an amendment hereto or waiver or consent hereunder only if approved by the Required Majority and, if such amendment, waiver or consent would adversely affect the particular rights and interests of any Limited Partner or Note Investor disproportionately to the adverse effects of such action on the rights and interests of other Limited Partners, such action shall also require the consent of such Limited Partner or
Note Investor; provided, however, that no provision of this Agreement which establishes a class vote and/or minimum Percentage Interest required to take any action shall be amended in any respect which would reduce such voting requirement, unless such amendment is approved by such Limited Partners and Note Investors holding at least the Percentage Interest (determined on an as-converted basis) that would have been required to take the action permitted to be taken under the provision to be amended.

                                   ARTICLE XV

                                  MISCELLANEOUS

Section 15.1 Further Assurances. The Partners shall cooperate with each other and the Partnership and shall promptly execute, acknowledge and deliver any assurances, approvals or documents reasonably requested by a Limited Partner that is necessary for the requesting Partner or the Partnership to satisfy its obligations hereunder or obtain the benefits contemplated hereby.

Section 15.2 Notices. All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered personally, sent by a nationally recognized overnight courier, telecopied or mailed by registered or certified mail, as follows:

(a) If given to the Partnership, at the Partnership's mailing address set forth below:

                           Mobile Satellite Ventures LP
                           10802 Parkridge Boulevard
                           Reston, Virginia  20191-5416
                           Fax:  (703) 758-6134
                           Attention:       General Counsel


                           with a copy to:

                           Mobile Satellite Ventures LP
                           c/o Telcom Ventures LLC
                           211 North Union Street, Suite 300
                           Alexandria, Virginia  22314
                           Fax:  (703) 706-3801
                           Attention:       Hal Perkins, Esq.

(b) If given to the General Partner, at the General Partner's mailing address set forth below:

                           Mobile Satellite Ventures GP, Inc.
                           10802 Parkridge Boulevard
                           Reston, Virginia  20191-5416
                           Fax:  (703) 758-6134
                           Attention:  General Counsel

          with a copy to each Limited Partner as set forth in clause (c) below.

(c) If given to any Limited Partner, at the address set forth on Schedule I hereof (or as modified from time to time by a Limited Partner upon written notice to the General Partner).

(d) If given to any Note Investors, at the address set forth on Schedule II hereof (or as modified from time to time by a Note Investor upon written notice to the General Partner).

     Notices delivered personally to an addressee or sent by overnight courier shall be deemed to have been given upon such delivery. Notices sent by telecopier shall be deemed to have been given upon confirmation by telecopy answerback (provided that the sending of any such notice is followed promptly by the mailing of the original of such notice). Notices mailed by registered or certified mail shall be deemed to have been given upon the expiration of five
(5) days after such notice has been deposited in the mail.

Section 15.3 Failure to Pursue Remedies. The failure of any party to seek redress for violation of, or to insist upon the strict performance of, any provision of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation from having the effect of an original violation. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is in writing and signed by the Partner against whom such waiver is claimed.

Section 15.4 Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

Section 15.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, legal representatives and assigns.

Section 15.6 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

Section 15.7 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

Section 15.8 Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and thereof and supersedes all prior agreements and understandings pertaining thereto.

Section 15.9 Confidentiality. Each Partner acknowledges that in the course of the formation, and during the operation, of the Partnership it has or shall receive confidential and proprietary information concerning the assets, business plans, intellectual property rights and operations of the Partnership and the other Partners and Affiliates of such Persons ("Confidential Information"). Each Partner agrees that the Confidential Information is a valuable asset of the Partnership or its owner, as the case may be and its public disclosure or use outside of the Partnership's activities without the prior consent of the Partnership and/or the relevant Partner would cause substantial harm to the Partnership, such disclosing Partner or other Person. Therefore, each Partner agrees to treat all Confidential Information received by it with the amount of care that a reasonable business person would use to protect to its own valuable and proprietary confidential information and shall not disclose any Confidential Information to any Person who does not have a contractual obligation with the Partnership to keep such Confidential Information confidential or does not have the right to have such Confidential Information disclosed to it under an agreement with the Partnership. In addition, each Partner shall not personally, and shall not permit other Persons (including its Affiliates) to utilize Confidential Information for any purpose other than for the benefit of the Partnership.

     Notwithstanding the foregoing, a Partner may disclose Confidential Information to its Affiliates, professional advisors, lenders and investors if such Persons have agreed for the benefit of the Partnership, to comply with the provision of this Section 15.9.

     As used herein,  "Confidential  Information" shall not include  information
(i) that has become generally available to the public through no fault of the receiving Person, (ii) to the minimum extent necessary in order to comply with any law, order, regulation, ruling or other governmental request pursuant to subpoena or government order, provided that in the event a receiving Person is subject to such a subpoena or order, it shall notify in writing the General Partner of such event, and shall cooperate with any reasonable request or efforts by the General Partner to take reasonable legally permissible actions to limit the scope of disclosure required in order for such Person to comply with such subpoena or order and (iii) as may be required or appropriate in response to any report, statement or testimony submitted to any municipal, state or national (including foreign regulatory bodies having or claiming to have jurisdiction over such Person).

Section 15.10 Governing Law; Consent to Jurisdiction This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws. Each party agrees that, in connection with any legal suit or proceeding arising with respect to this Agreement, it shall submit to the non-exclusive jurisdiction of the United States District Courts for the District of Delaware and the Southern District of New York or the applicable Delaware or New York state court and agrees to venue in such courts.

Section 15.11     Third-Party Beneficiary.
                  -----------------------

The parties hereto expressly acknowledge and agree that each of the Note Investors (and each of their successors and assigns) is a third-party beneficiary of the Sections hereof defining the rights, preferences, and privileges of the Limited Partners, including without limitation, Section 14.1 hereof, and this sentence, and as such, may enforce such provisions against the Partnership and shall have all rights and remedies of a third-party beneficiary with respect to such provisions.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     GENERAL PARTNER:
                                     MOBILE SATELLITE VENTURES GP, INC.

                                     By:__________________________
                                     Name:
                                     Title:



                                     [MOTIENT SUB]
                                     By:__________________________
                                     Name:
                                     Title:

                                     [TMI SUB]

                                      By:__________________________
                                      Name:
                                      Title:



                                     INVESTORS:
                                     ---------

                                     EXISTING INVESTORS:
                                     ------------------


                                     TELCOM SATELLITE VENTURES INC.


                                     By:
                                        __________________________
                                        Name:
                                        Title:


                                     COLUMBIA SPACE (QP), INC.


                                     By:__________________________
                                        Name:
                                        Title:


                                     COLUMBIA SPACE (AI), INC.


                                     By:__________________________
                                        Name:
                                        Title:


                                     COLUMBIA SPACE PARTNERS, INC.


                                     By:__________________________
                                        Name:
                                        Title:


                                     SPECTRUM SPACE EQUITY
                                     INVESTORS IV, INC.


                                     By:__________________________
                                        Name:
                                        Title:


                                     SPECTRUM SPACE IV PARALLEL, INC.


                                     By:__________________________
                                        Name:
                                        Title:


                                     SPECTRUM SPACE IV MANAGERS, INC.


                                     By:__________________________
                                        Name:
                                        Title:


                                     DEAN & COMPANY


                                     By:__________________________
                                        Name:
                                        Title:

                                   SCHEDULE I

                              CAPITAL CONTRIBUTIONS

                                LIMITED PARTNERS

------------------------------ ------------------------------------ ----------------- ------------------- --------------------

                                                                        Number/          Percentage            Capital
            Name                             Address                 Type of Units         Interest          Contributions
            ----                             -------                 -------------         --------          -------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Motient Sub                    10802 Parkridge Boulevard            8,000,000             48.069032%             $1.00
                               -----------------------------------  Common Units
                               Reston, Virginia 20191-5416
                               Tel:  (703) 758-6130
                               Fax:  (703) 758-6134
                               Attention:  David Engvall, Vice
                               President and General Counsel

                               with a copy to:
                               Hogan & Hartson L.L.P.
                               8300 Greensboro Drive
                               Suite 1100
                               McLean, Virginia  22102
                               Tel:  (703) 610-6123
                               Fax:  (703) 610-6200
                               Attention:  Richard K.A. Becker,
                               Esq.
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Telcom Satellite Ventures      211 North Union Street               720,000 Class A       4.326213%           $18,000,000
Inc.                           Suite 300                            Preferred Units
                               Alexandria, Virginia 22314
                               Attention:  Hal B. Perkins
                               Tel:    (703) 706-3800
                               Fax:    (703) 706-3801
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Columbia Space (QP), Inc.      211 North Union Street               345,042.42            2.073232%           $8,626,061
                               Suite 300                            Class A
                   Alexandria, Virginia 22314 Preferred Units
                               Attention:  James Fleming
                               Tel:    (703) 519-3000
                               Fax:    (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Columbia Space (AI), Inc.      211 North Union Street               19,061.12 Class       0.114531%            $476,528
                              Suite 300 A Preferred
                               Alexandria, Virginia 22314           Units
                               Attention:  James Fleming
                               Tel:    (703) 519-3000
                               Fax:   (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen Meredith, Esq.
                               Tel:    (617) 951-2233
                               Fax:   (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Columbia Space Partners, Inc.  211 North Union Street               275,896.46            1.657759%           $6,897,411
                               Suite 300                            Class A
                   Alexandria, Virginia 22314 Preferred Units
                               Attention:  James Fleming
                               Tel:  (703) 519-3000
                               Fax:  (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
                               One International Place
Spectrum Space Equity          29th Floor                           618,048.00            3.713621%           $15,451,200
Investors IV, Inc.             Boston, MA 82110                     Class A
                               Attention:  Kevin Maroni             Preferred Units
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Spectrum Space IV Parallel,    One International Place              14,464.00             0.086909%            $361,600
Inc.                           29th Floor                           Class A
                        Boston, MA 82110 Preferred Units
                               Attention:  Kevin Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Spectrum Space IV Managers,    One International Place              7,488.00              0.044993%            $187,200
Inc.                           29th Floor                           Class A
                        Boston, MA 82110 Preferred Units
                               Attention: Kevin Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
                                                                    6,636,481.51
TMI Sub                        1601 Telesat Court                   Common Units          39.876156%             $1.00
                               Gloucester Court
                               Canada K1B 1B9
                               Attn:  Rory McCormick

                               with a copy to:
                               Salans Hertzfeld Heilbronn Christy
                                 & Viener

                               Rockefeller Center
                               620 Fifth Avenue
                               New York, NY  10020-2457
                               Attn:  Owen D. Kurtin, Esq.
                               Tel:  (212) 623-8374
                               Fax: (212) 632-5555

------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
                               8065 Leesburg Pike
Dean & Company                 Vienna, VA  22182                    6,250 Common          0.037554%              $1.00
                               Attention:  Dean Wilde, Chairman     Units


------------------------------ ------------------------------------ ----------------- ------------------- --------------------


                                   SCHEDULE II

                          Note Investors Notice Address

MSV Investors LLC
c/o Rare Medium Group, Inc.
28 West 23rd Street
New York, New York 10010
Attention:  General Counsel
Tel:    (646) 638-9600
Fax:    (646) 638-9716

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attn:  Gregory A. Fernicola, Esq.
Tel: (212) 735-3000
Fax: (212) 735-2000

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I DEFINED TERMS........................................................2

     Section 1.1      Definitions..............................................2

     Section 1.2      Headings.................................................9

     Section 1.3      Interpretation...........................................9


ARTICLE II CONTINUATION AND TERM...............................................9

     Section 2.1      Continuation.............................................9

     Section 2.2      Name....................................................10

     Section 2.3      Term....................................................10

     Section 2.4      Registered Agent and Office.............................10

     Section 2.5      Principal Place of Business.............................10

     Section 2.6      Qualification in Other Jurisdictions....................10

     Section 2.7      Agreement...............................................10


ARTICLE III PURPOSE AND POWERS OF THE PARTNERSHIP.............................11

     Section 3.1      Purpose.................................................11

     Section 3.2      Powers of the Partnership...............................11

     Section 3.3      Limitations on Partnership Powers.......................11


ARTICLE IV CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS.........................11

     Section 4.1      Capital Contributions...................................11

     Section 4.2      Status of Capital Contributions.........................12

     Section 4.3      Limited Partnership Interest............................12

     Section 4.4      Capital Accounts........................................12


ARTICLE V PARTNERS    13

     Section 5.1      Powers of Limited Partners..............................13

     Section 5.2      No General Partner Liability............................13

     Section 5.3      Actions of the Limited Partners.........................13

     Section 5.4      Partition...............................................13

     Section 5.5      Withdrawal..............................................13

     Section 5.6      Removal of the General Partner by Limited Partners......13

     Section 5.7      Bankruptcy, Resignation, Withdrawal, Etc. of
                      General Partner.........................................13


ARTICLE VI MANAGEMENT 14

     Section 6.1      Management by the General Partner.......................14

     Section 6.2      Restrictions............................................14

     Section 6.3      General Partner's Time..................................15

     Section 6.4      No Liability; Indemnity.................................15

     Section 6.5      Reliance by Third Parties...............................15

     Section 6.6      General Authority.......................................15

     Section 6.7      Limited Liability.......................................15

     Section 6.8      Special Purpose Provision...............................15

     Section 6.9      Grant of Power of Attorney..............................16

     Section 6.10     Terms of Grant..........................................16

     Section 6.11     Separate Form...........................................16


ARTICLE VII ALLOCATIONS.......................................................17

     Section 7.1      Profits and Losses......................................17

     Section 7.2      Special Allocations.....................................17

     Section 7.3      Allocation Rules........................................19

     Section 7.4      Section 704(c) of the Code..............................19

     Section 7.5      Uncertainties in Allocations and Distributions..........20


ARTICLE VIII DISTRIBUTIONS....................................................20

     Section 8.1      Distributions...........................................20

     Section 8.2      Distributions to Pay Taxes..............................20

     Section 8.3      Dissolution.............................................21

     Section 8.4      Withholding Taxes.......................................21

     Section 8.5      Limitations on Distribution.............................21

     Section 8.6      Capital Proceeds........................................21


ARTICLE IX TRANSFERS; PARTNERSHIP REGISTRATION RIGHTS.........................22

     Section 9.1      Incorporation of Section 8 of the
                      Stockholders' Agreement.................................22

     Section 9.2      Partnership Registration Rights.........................22


ARTICLE X BOOKS AND RECORDS...................................................23

     Section 10.1     Books, Records and Financial Statements.................23

     Section 10.2     Accounting Method.......................................23

     Section 10.3     Audit...................................................24


ARTICLE XI TAX MATTERS........................................................24

     Section 11.1     Tax Matters Partner.....................................24

     Section 11.2     Election................................................24

     Section 11.3     Taxation as Partnership.................................24


ARTICLE XII LIABILITY, EXCULPATION AND INDEMNIFICATION........................25

     Section 12.1     Liability...............................................25

     Section 12.2     Exculpation.............................................25

     Section 12.3     Indemnification.........................................25

     Section 12.4     Expenses................................................26

     Section 12.5     Insurance...............................................26

     Section 12.6     Outside Businesses......................................26


ARTICLE XIII DISSOLUTION, LIQUIDATION AND TERMINATION.........................27

     Section 13.1     Dissolution.............................................27

     Section 13.2     Notice of Dissolution...................................27

     Section 13.3     Liquidation.............................................27

     Section 13.4     Termination.............................................28

     Section 13.5     Claims of the Limited Partners..........................28


ARTICLE XIV AMENDMENTS........................................................28

     Section 14.1     Amendments..............................................28


ARTICLE XV MISCELLANEOUS......................................................28

     Section 15.1     Further Assurances......................................28

     Section 15.2     Notices.................................................28

     Section 15.3     Failure to Pursue Remedies..............................30

     Section 15.4     Cumulative Remedies.....................................30
     Section 15.5     Binding Effect..........................................30

     Section 15.6     Severability............................................30

     Section 15.7     Counterparts............................................30

     Section 15.8     Integration.............................................30

     Section 15.9     Confidentiality.........................................30

     Section 15.10    Governing Law; Consent to Jurisdiction..................31

     Section 15.11    Third-Party Beneficiary.................................31

                                    Exhibit D
                         to October Investment Agreement













--------------------------------------------------------------------------------







                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                          MOBILE SATELLITE VENTURES LP











                             [__________] ____, 2001






--------------------------------------------------------------------------------